EXHIBIT 10.23


                               POST CLOSING LETTER

              THE OLD EVANGELINE DOWNS, L.L.C. AND DIAMOND JO, LLC


                                 June 16, 2004


Wells Fargo Foothill, Inc., as Agent
2450 Colorado Avenue
Suite 3000 West
Santa Monica, California  90404


Ladies and Gentlemen:

      Reference is hereby made to that certain Loan and Security Agreement, dated as of June 16, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and among The Old Evangeline Downs, L.L.C., a Louisiana limited liability company ("OED"), and Diamond Jo, LLC (formerly known as Peninsula Gaming Company, LLC), a Delaware limited liability company ("DJO"), as borrowers ("Borrowers"), the lenders identified on the signature pages thereof (together with their respective successors and assigns, the "Lenders"), and Wells Fargo Foothill, Inc., a California corporation, as the arranger and agent for the Lenders ("Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

      This letter confirms our agreement regarding the following post-closing items:

      1. Not later than June 23, 2004, Borrowers shall deliver to Agent all original certificates representing the shares of Capital Stock pledged under the Pledge Agreement, as well as original Capital Stock powers with respect thereto endorsed in blank; and

      2. Not later than June 30, 2004 (or such longer period as Agent approves in writing), DJO shall deliver to Agent an amendment to that certain Multi-Party Blocked Account Agreement dated as of April 16, 2004, by and among DJO, Wells Fargo Foothill, Inc., as First-Lien Agent, U.S. Bank National Association, as Second-Lien Agent, and American Trust and Savings Bank, in form and substance satisfactory to Agent, with respect to account number 2012474 at American Trust and Savings Bank.

      Borrowers acknowledge that the failure of Borrowers to comply with the items above (the "Post-Closing Items") shall constitute an Event of Default under the Loan Agreement. All such items shall be in form and substance acceptable to Agent. Borrowers and Guarantors acknowledge and agree that Borrowers and Guarantors shall remain responsible for all costs and expenses incurred by Agent in connection with the completion of the matters described above, which expenses shall include the fees and expenses of counsel to Agent.

      This letter agreement may be signed in multiple counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of this letter agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

      This letter agreement shall be deemed to be a Loan Document for all purposes.


                  [Remainder of page intentionally left blank.]

                          Very truly yours,

BORROWERS:                THE OLD EVANGELINE DOWNS, L.L.C.,
                          a Louisiana limited liability company


                          By:  /s/  Natalie A. Schramm
                             --------------------------------------
                          Name:   Natalie A. Schramm
                          Title:  Chief Financial Officer


                          DIAMOND JO, LLC (formerly known as
                          Peninsula Gaming Company, LLC), a Delaware limited liability company


                          By:  /s/  Natalie A. Schramm
                             --------------------------------------
                          Name:   Natalie A. Schramm
                          Title:  Chief Financial Officer



GUARANTORS:               PENINSULA GAMING, LLC, a Delaware
                          limited liability company

                          By:  /s/  Natalie A. Schramm
                             --------------------------------------
                          Name:   Natalie A. Schramm
                          Title:  Chief Financial Officer



                          THE OLD EVANGELINE DOWNS CAPITAL
                          CORP., a Delaware corporation

                          By:  /s/  Natalie A. Schramm
                             --------------------------------------
                          Name:   Natalie A. Schramm
                          Title:  Chief Financial Officer





POST CLOSING LETTER

Acknowledged and consented
to as of the date first above written:

WELLS FARGO FOOTHILL, INC.,
a California corporation, as Agent


By:  /s/  Todd R. Nakamoto
   ----------------------------------
Title:  Vice President












POST CLOSING LETTER